                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           MOBILITY ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                           MOBILITY ELECTRONICS, INC.
                            7955 EAST REDFIELD ROAD
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 596-0061

                                 APRIL 23, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Mobility Electronics, Inc., a Delaware corporation, to be held at 10:00 a.m., local time, on Wednesday, May 23, 2001, at the Monterra Conference Center, 16601
N. Pima Road, Scottsdale, Arizona 85260. The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes the election of two directors to serve until 2004, the approval of amendments to the Amended and Restated 1996 Long Term Incentive Plan, the approval of an Employee Stock Purchase Plan and such other matters that shall properly come before the Meeting or any adjournments thereof. We have enclosed a copy of Mobility's Annual Report for the fiscal year ended December 31, 2000.

     Directors and officers of Mobility will be present to help host the Meeting and to respond to any questions that our stockholders may have. We also plan to have product demonstrations available before and after the Meeting. I hope that you will be able to attend.

     Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interest of Mobility and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy card promptly. Whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy card. It is important that your shares be represented and voted at the Meeting.

     Please note that if you own shares of our Common Stock and our Series C Preferred Stock you will be receiving two separate mailings. Please return the proxy card that is sent with each mailing.

     On behalf of your Board of Directors, thank you for your support.

                                            Sincerely,

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                           MOBILITY ELECTRONICS, INC.
                            7955 EAST REDFIELD ROAD
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 596-0061

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mobility Electronics, Inc. will be held at 10:00 a.m., local time, on Wednesday, May 23, 2001, at the Monterra Conference Center, 16601 N. Pima Road, Scottsdale, Arizona 85260, for the following purposes:

          1. To elect two members of the Board of Directors, for a three-year term, to serve until the annual meeting of stockholders in 2004;

          2. To approve amendments to the Amended and Restated 1996 Long Term Incentive Plan;

          3. To adopt the 2001 Employee Stock Purchase Plan, under which eligible employees of Mobility will be entitled to purchase shares of Mobility's Common Stock; and

          4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board has fixed the close of business on April 10, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during ordinary business hours at our offices located at 7955 East Redfield Road, Scottsdale, Arizona 85260. Information concerning the matters to be acted upon at the Meeting is more fully described in the accompanying Proxy Statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS PROVIDED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

     Additionally, please note that if you own shares of our Common Stock and our Series C Preferred Stock you will be receiving two separate mailings. Please return the proxy card that is sent with each mailing.

                                            By Order of the Board of Directors,

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Scottsdale, Arizona
April 23, 2001

                           MOBILITY ELECTRONICS, INC.
                            7955 EAST REDFIELD ROAD
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 596-0061

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2001

     This Proxy Statement is being first mailed on or about April 23, 2001, to the holders of the Common Stock and Series C Preferred Stock of Mobility Electronics, Inc., a Delaware corporation ("Mobility" or the "Company"), by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m., local time, on May 23, 2001, at the Monterra Conference Center, 16601 N. Pima Road, Scottsdale, Arizona 85260, or at such other time and place to which the Meeting may be adjourned (the "Meeting Date").

     At the Meeting, our stockholders will consider and vote upon the following matters:

          1. The election of two members of the Board, which currently consists of seven directors, to serve until the annual meeting of stockholders in 2004;

          2. The approval of amendments to the Amended and Restated 1996 Long Term (the "1996 Plan");

          3. The approval and adoption of the Mobility 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"); and

          4. Such other business as may properly come before the Meeting or any adjournments thereof.

                            REVOCABILITY OF PROXIES

     A Proxy may be revoked at any time before it is exercised by delivering written notice of such revocation to Mellon Investor Services, L.L.C., 600 North Pearl Street, Dallas, Texas 75201, Attention: David Cary, which revocation must be received before May 21, 2001. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a Proxy by attending the Meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a Proxy issued in your name.

                       RECORD DATE AND VOTING SECURITIES

     The Board has set the record date for determining the stockholders entitled to vote at the Meeting as of the close of business on April 10, 2001 (the "Record Date"). Mobility's common stock, par value $0.01 per share (the "Common Stock"), and Series C Preferred Stock, par value $.01 per share (the "Series C Stock"), constitute the only classes of securities entitled to notice of, or to vote at, the Meeting. As of the Record Date, Mobility had issued and outstanding 14,760,748 of shares of Common Stock and 938,505 shares of Series C Stock, which convert into 648,178 shares of Common Stock as of the Record Date. A holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name. A holder of Series C Stock on the Record Date shall be entitled to cast a number of votes equal to the number of full shares of Common Stock into which such holder's shares of Series C Stock could be converted as of the Record Date (.69065 votes per share of Series C Stock).

                               QUORUM AND VOTING

     Our Bylaws require the presence at the Meeting, in person or represented by Proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote to constitute a quorum to transact business. Unless contrary instructions are indicated on the enclosed Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for directors named below in favor of the amendments to the 1996 Plan, in favor of the adoption of the Stock Purchase Plan and at the discretion of the Proxy holders on all such other business as may properly come before the Meeting or any adjournments thereof. In the event you specify a different choice by means of the enclosed Proxy, your shares will be voted in accordance with those instructions.

     A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote because the broker or nominee lacks the authority to vote on a particular proposal and has not received any voting instructions from the beneficial owner. Broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, for purposes of determining the outcome of any matter in which brokers or nominees have no discretionary power to vote, broker non-votes will be treated as not present and not entitled to vote with respect to that matter.

     In order to be elected as a director, a nominee must receive the affirmative vote of a plurality of the votes of the shares of Common Stock and Series C Stock (taken together as a group) present in person or represented by proxy and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to a director nominee. Votes that are withheld will be counted toward a quorum but will be excluded entirely from the tabulation for such proposal and, therefore, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority to vote for nominees.

     Approval of the amendments to the 1996 Plan and approval of the adoption of the Stock Purchase Plan require the affirmative vote of a majority of the shares of Common Stock and Series C Stock (taken together as a group) present or represented by proxy at the meeting and entitled to vote thereon. If a stockholder abstains from voting on the proposals regarding the 1996 Plan and the Stock Purchase Plan, then the shares held by that stockholder will be deemed present at the Meeting for purposes of determining a quorum and entitled to vote. Therefore, abstentions will have the same effect as a vote against such proposals. Brokers do not have discretionary authority to vote with respect to these proposals and will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to such proposals.

     Under the Delaware General Corporation Law, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to any of the proposals set forth in this Proxy Statement.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series C Stock as of March 31, 2001, by:

     - each person or entity known by us to beneficially own 5% or more of the outstanding shares of Common Stock including shares of Series C Stock, which is convertible into Common Stock;

     - each of our directors and the Named Executive Officers; and

     - all of our executive officers and directors as a group.

     Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

                                                                  NUMBER OF SHARES
                                                              BENEFICIALLY OWNED(1)(2)
                                                              -------------------------
BENEFICIAL OWNER                                                NUMBER         PERCENT
----------------                                              -----------     ---------
Directors and Named Executive Officers:
  Charles R. Mollo(3)(4)....................................   1,310,172         8.4%
  Jeffrey S. Doss(3)(5).....................................     332,906         2.1%
  Donald W. Johnson(3)(6)...................................     110,811           *
  Jeffrey R. Harris(3)(7)...................................     958,950         6.2%
  Richard Winterich(3)(8)...................................      65,473           *
  Robert P. Dilworth(3)(9)..................................      52,500           *
  William O. Hunt(3)(10)....................................      75,538           *
  Jerre L. Stead(11)........................................       5,625           *
  Larry M. Carr(12).........................................     184,857         1.2%
Executive officers and directors as a group (nine
  persons)..................................................   3,096,832        19.4%
5% or more Stockholders:
  Janice L. Breeze-Mollo(13)................................     956,595         6.2%
  Hathaway & Associates, Ltd.(14)...........................     778,400         5.1%

---------------

 * Represents beneficial ownership of less than 1%

 1. "Beneficially" owned shares, as defined by the SEC, are those shares as to which a person has voting or dispositive power, or both. "Beneficial" ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

 2. For purposes of calculating the number of shares beneficially owned by a shareholder and the percentage ownership of that shareholder, shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2001 by that shareholder are deemed outstanding. Percentage ownership is based on 14,756,433 shares of Common Stock and 944,755 shares of Series C Stock, which converts to 652,495 shares of Common Stock using a conversion factor of 1-to-0.69065, outstanding as of March 31, 2001.

 3. The address for Messrs. Mollo, Doss, Johnson, Harris, Winterich, Dilworth and Hunt is 7955 East Redfield Road, Scottsdale, Arizona 85260.

 4. Includes 116,047 shares owned by Mollo Family LLC of which Mr. Mollo owns 10% and is a manager; 371,062 shares owned by New Vistas Investment Corporation of which Mr. Mollo owns approximately 43%; 238,827 shares owned by New Horizons Enterprises of which Mr. Mollo owns 49%; 231,864 shares owned by La Luz Enterprises, L.L.C., of which CRM-008 Trust is the 100% owner of which Mr. Mollo is the family trustee and 100% beneficiary; 9,042 shares held at Delaware Trust FBO Charles R. Mollo; 25,000 shares held in the John R. Harris and Timothy D. Harris Irrevocable Trust of which Mr. Mollo is trustee; 50,900 shares held in the Deanna L. and Kristen A. Williams Irrevocable Trust of which Mr. Mollo is trustee; 22,447 shares that may be received upon the conversion of 32,501 shares of Series C preferred stock owned directly by Mr. Mollo; 98,275 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock owned by New Vistas Investment Corporation, of which Mr. Mollo owns 43%; 6,250 shares that may be purchased upon the exercise of warrants owned directly by Mr. Mollo; 16,823 shares that may be purchased upon the exercise of warrants owned by Mollo Family LLC; 52,638 shares that may be purchased upon the exercise of warrants owned by New Vistas Investment Corporation; 19,806 shares that may be purchased upon the exercise of warrants owned by New Horizons Enterprises, of which Mollo owns 49%; and 51,191 shares that may be purchased upon the exercise of options granted under the 1996 Plan. Mr. Mollo is married to Ms. Breeze-Mollo, however, all shares owned by Ms. Breeze-Mollo are held as separate property and Mr. Mollo has no beneficial ownership rights thereto, and disclaims beneficial ownership of the shares owned by Ms. Breeze-Mollo.

 5. Includes 203,983 shares owned directly by Mr. Doss; 5,000 owned by Nolton Doss International, Inc. of which Mr. Doss owns 50% and is a director; 34,533 shares that may be received upon the conversion of

    50,000 shares of Series C preferred stock owned directly by Mr. Doss; 16,268 shares that may be purchased upon the exercise of warrants owned directly by Mr. Doss; and 73,122 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

 6. Includes 70,966 shares owned directly by Mr. Johnson; and 39,845 shares that may be purchased upon exercise of options granted under the 1996 Plan.

 7. Includes 36,403 shares owned directly by Mr. Harris; 60,578 shares owned by Harris Family LLC of which Mr. Harris owns 10% and is a manager; 6,742 shares held at Delaware Trust FBO Jeffrey R. Harris; 371,062 shares owned by New Vistas Investment Corporation of which Mr. Harris owns approximately 20% and is a director; 238,827 shares owned by New Horizons Enterprises of which Mr. Harris owns 26% and is a director; 11,510 shares that may be received upon the conversion of 16,666 shares of Series C preferred stock owned directly by Mr. Harris; 2,879 shares that may be received upon conversion of 4,168 shares of Series C preferred stock held at Delaware Trust FBO Jeffrey
    R. Harris; 98,275 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock owned by New Vistas Investment Corporation; 15,553 shares that may be purchased upon the exercise of warrants owned directly by Mr. Harris; 9,677 shares that may be purchased upon the exercise of warrants owned by Harris Family LLC; 52,638 shares that may be purchased upon the exercise of warrants owned by New Vistas Investment Corporation; 19,806 shares that may be purchased upon the exercise of warrants owned by New Horizons Enterprises; and 35,000 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

 8. Includes 5,000 shares owned directly by Mr. Winterich; and 60,473 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

 9. Includes 52,500 shares that may be purchased by Mr. Dilworth upon the exercise of options granted under the 1996 Plan.

10. Includes 28,038 shares owned by B&G Partners Limited of which Mr. Hunt has a 100% interest; and 47,500 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

11. Includes 5,625 shares that may be purchased by Mr. Stead upon the exercise of options granted under the 1996 Plan. The address for Mr. Stead is 10040
    E. Happy Valley Road, 674 Desert Highlands, Scottsdale, Arizona 85255.

12. Includes 28,008 shares owned directly by Mr. Carr; 140,149 shares held by OHA Financial, Inc., of which Mr. Carr is a director; and 16,700 shares that may be purchased upon the exercise of warrants owned directly by Mr. Carr. The address for Mr. Carr is 2619 Hemingway Drive, Arlington, Texas 76006.

13. Includes 14,696 shares owned directly by Ms. Breeze-Mollo; 30,966 shares held by the Breeze Family LLC; 6,468 shares held at Alex Brown FBO Janice L. Breeze; 22,780 shares held in La Luz Enterprises, II LLC, of which Janice L. Breeze Revocable Trust is the 100% owner of which Ms. Breeze-Mollo is the trustee and 100% beneficiary; 75,000 shares held in the Christine E. Mollo and Charles R. Mollo III Irrevocable Trust of which Ms. Breeze-Mollo is Trustee; 371,062 shares owned by New Vistas Investment Corporation of which Ms. Breeze-Mollo owns approximately 18.5%; 238,827 shares owned by New Horizons Enterprises of which Ms. Breeze-Mollo owns 25%; 3,453 shares that may be received upon the conversion of 5,000 shares of Series C preferred stock owned directly by Ms. Breeze-Mollo; 98,275 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock owned by New Vistas Investment Corporation; 15,067 shares that may be purchased upon the exercise of warrants owned directly by Ms. Breeze-Mollo; 7,557 shares that may be purchased upon the exercise of warrants owned by the Breeze Family LLC; 19,806 shares that may be purchased upon the exercise of warrants owned by New Horizons Enterprises; and 52,638 shares that may be purchased upon the exercise of warrants owned by New Vistas Investment Corporation. Ms. Breeze-Mollo is married to Mr. Mollo, however, all shares owned by Mr. Mollo are held as separate property and Ms. Breeze-Mollo has no beneficial ownership rights thereto, and disclaims beneficial ownership of the shares owned by Mr. Mollo. The address for Ms. Breeze-Mollo is 5528 Eubank Boulevard, N.E., Suite #3, Albuquerque, New Mexico 87111.

14. The address for Hathaway & Associates, Ltd. is 119 Rowayton Avenue, Rowayton, Connecticut 06853.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     Our Board has seven authorized directors and currently consists of seven members. Each director holds office until the director's term expires, the director resigns, is removed or dies or until the director's successor is duly elected and qualified. Our Bylaws provide for a classified Board. In accordance with the terms of our Bylaws, our Board is divided into three classes whose terms expire at different times. The three classes are comprised of the following directors:

     - Class I consists of Messrs. Stead and Carr, who will serve until the Meeting and are nominees under this Proposal No. 1;

     - Class II consists of Messrs. Dilworth, Harris and Hunt, who will serve until the annual meeting of stockholders to be held in 2002; and

     - Class III consists of Messrs. Doss and Mollo, who will serve until the annual meeting of stockholders to be held in 2003.

     At each annual meeting of stockholders beginning with the Meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     The Board meets on a regularly scheduled basis to review significant developments affecting Mobility and to act on matters requiring approval of the Board. It also holds special meetings when an important matter requires action by the Board between scheduled meetings. The Board met ten times during 2000. During 2000, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

NOMINEES FOR CLASS I DIRECTORS

     Two directors, Messrs. Stead and Carr, are in Class I, whose terms of office expires in 2001. The Board has nominated Messrs. Stead and Carr for re-election as directors at the Meeting, each to serve for a three-year term expiring at our annual meeting of stockholders to be held in 2004 or until their successors are elected and shall have qualified. The biographies of the two nominees are set forth below:

     Larry M. Carr has served as a director since September 2000 and is a member of the Audit Committee. Mr. Carr has served as Chairman of the Board of Northwest National Bank since 1995, and has been a director since 1992. Mr. Carr has served as Chairman of the Board of Video Conferencing Systems, Inc. since 1998, and has been a director since 1993. Mr. Carr is also a director of OHA Financial, Inc.

     Jerre L. Stead has served as a director since November 2000 and is a member of the Audit Committee. From 1996 through May 2000, Mr. Stead served as Chairman of the Board and Chief Executive Officer of Ingram Micro, Inc. During 1995, Mr. Stead served as Chairman of the Board and Chief Executive Officer of LEGENT Corporation. He is also a director of Brightpoint, Inc., Armstrong World Industries, Inc., Thomas & Betts, Conexant Systems, Inc., Chinatron, Softbank E Commerce, and the TBG Group.

VOTE REQUIRED

     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE IN FAVOR OF THE NOMINEES IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTORS.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The names and ages of our executive officers and directors are as follows:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Charles R. Mollo......................  49    President, Chief Executive Officer and
                                                Chairman of the Board
Jeffrey S. Doss.......................  39    Executive Vice President and Director
Richard W. Winterich..................  46    Vice President and Chief Financial
                                              Officer
Donald W. Johnson.....................  54    Executive Vice President and Chief
                                                Operating Officer
Larry M. Carr(2)......................  57    Director
Robert P. Dilworth(1).................  59    Director
Jeffrey R. Harris(2)..................  52    Director
William O. Hunt(1)....................  67    Director
Jerre L. Stead(2).....................  58    Director

---------------

1. Member of Compensation Committee

2. Member of Audit Committee

     Charles R. Mollo is one of our founders and has been our Chief Executive Officer and Chairman of our Board of Directors since our formation in May 1995, and our President since July 1999, having previously served as our President between March 1997 and June 1998. From September 1992 to May 1995, Mr. Mollo was the director of the Wireless Telephone Products Division of Andrew Corporation, a communications equipment services and systems company. From September 1986 to July 1992, Mr. Mollo was the Vice President of Corporate Development of Alliance Telecommunications Corporation, a wireless telecommunications company. Between 1980 and 1986, Mr. Mollo was a Vice President of Meadows Resources, Inc., where he managed a venture capital and investment portfolio of approximately $150 million. In the past, he has served on the boards of a number of companies, including Alliance Telecommunications Corporation, and he currently serves on the board of an internet startup company, SuperGroups.com. Mr. Mollo has a B.S.E.E. from Manhattan College, an M.S.E.E. from Newark College of Engineering, and an M.B.A. from the University of New Mexico.

     Jeffrey S. Doss is one of our founders, served as our President from our formation until March 1997 and has served as an Executive Vice President since that time. Mr. Doss has served as a director since May 1995. From May 1994 to December 1999, Mr. Doss was the owner of Doss Enterprises, which provided consulting services to various companies in the consumer electronics industry. From March 1994 through May 1995, Mr. Doss served as a consultant for cellular accessories for Andrew Corporation, a communications equipment company. From January 1991 to April 1994, Mr. Doss held various positions, including Vice President of Operations, President and Chief Executive Officer of Unitech Industries, Inc., a manufacturer of cellular telephone accessories.

     Richard W. Winterich has served as a Vice President and our Chief Financial Officer since January 1999. From 1993 to December 1998, Mr. Winterich served in various capacities for the Harbour Group, an industrial conglomerate. These capacities included serving as Executive Vice President/General Manager from 1995 to December 1998 and as Chief Financial Officer from 1995 to 1997 of AEC, Inc., a supplier of auxiliary capital equipment, and as Chief Financial Officer from 1993 to 1995 of Acadia Corporation, a rubber molding company. From 1991 to 1993, Mr. Winterich served in various capacities, including Director of Finance, with Square D Corporation, in its automation and control business sector. From 1984 to 1991, Mr. Winterich served in various capacities with Burr-Brown Corporation, a manufacturer of electronic components. Prior to his private career, Mr. Winterich spent five years in public accounting with predecessor firms of Ernst and Young. Mr. Winterich is a licensed Certified Public Accountant in the State of Ohio and received a B.A. from Baldwin-Wallace College.

     Donald W. Johnson has served as our Executive Vice President and Chief Operating Officer since January 2001, and previously served as our Executive Vice President of Worldwide Sales, Marketing and Operations since April 2000. From 1998 until March 2000, Mr. Johnson served in various capacities for UNISYS Corporation, most recently as Vice President and General Manager of the enterprise server business. From 1980 to 1998, Mr. Johnson served in various capacities for IBM, including Director of Servers and Commercial Systems, Product Marketing, Brand Management and Product Development in IBM's PC business, and worldwide sales manager and product manager. Mr. Johnson has a B.S. Degree in Business Administration from the University of California at Berkeley.

     Larry M. Carr has served as a director since September 2000 and is a member of the Audit Committee. Mr. Carr has served as chairman of the board of Northwest National Bank since 1995, and has been a director since 1992. Mr. Carr has served as chairman of the board of Video Conferencing Systems, Inc. since 1998, and has been a director since 1993. Mr. Carr is also a director of OHA Financial, Inc.

     Robert P. Dilworth has served as a director since May 1999 and is a member of the Compensation Committee. Prior to the acquisition of VLSI Technologies, Inc. by Royal Philips Electronics in June 1999, Mr. Dilworth was a Senior Vice President of the Computer & Consumer Products Group at VLSI and also a member of VLSI's board of directors. Mr. Dilworth was responsible for VLSI's businesses in Advanced Computing, ASIC's Consumer Digital Entertainment and Local/Wide Area Networking. Mr. Dilworth currently serves as a director at Metricom, Inc. He previously served as chairman of the board at Metricom, Inc. as well as being President and CEO. Mr. Dilworth serves as chairman of the board of GraphOn Corporation and is also a director of eOn Communications Corporation.

     Jeffrey R. Harris has served as a director since September 1995. Mr. Harris has been employed by Public Service Company of New Mexico, a public utility company, since 1972, and currently serves as Director, International Business Development. Mr. Harris is President of New Vistas Investment Corporation, a real estate development and management company, and New Horizons Enterprises, Inc., a real estate investment and management company, and was a founder of the Bright Beginnings Child Development Centers, a child care chain in New Mexico.

     William O. Hunt has served as a director since December 1999 and is a member of the Compensation Committee. Mr. Hunt has been engaged in private investments since 1998. From 1992 to 1998, Mr. Hunt served as chief executive officer of Intellicall, Inc. and also served as chairman of the board until March 2001. Mr. Hunt has served as a director of Intellicall, Inc. since 1992. Until recently, Intellicall, now known as Wireless WebConnect!, Inc. was engaged in the pay phone business and since its recent merger, it engages in the resale of high speed, mobile wireless internet services. From 1990 to 1996, Mr. Hunt served as chairman or vice chairman of the board and director of Hogan Systems, Inc., a designer of integrated online application software products for financial institutions. Prior to that time, Mr. Hunt served as chairman of the board, chief executive officer and president of Alliance Telecommunications Corporation. He is also chairman of the board of Internet America, Inc., an internet service provider and a director of Andrew Corporation and Digital Convergence.com.

     Jerre L. Stead has served as a director since November 2000 and is a member of the Audit Committee. From 1996 through May, 2000, Mr. Stead served as chairman of the board and chief executive officer of Ingram Micro, Inc. During 1995, Mr. Stead served as chairman of the board and chief executive officer of LEGENT Corporation. He is also a director of Brightpoint, Inc., Armstrong World Industries, Inc., Thomas & Betts, Conexant Systems, Inc., Chinatron, Softbank E Commerce, and the TBG Group.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     Compensation Committee. The Compensation Committee of the Board consists of Messrs. Dilworth and Hunt. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our executive officers, directors, employees and consultants and administers our 1996 Plan. The Compensation Committee met twelve times during the year ended December 31, 2000.

     Audit Committee. The Audit Committee of the Board consists of Messrs. Carr, Harris and Stead. The Board has determined that each member is an independent director within the meaning of the listing standards of Nasdaq and is able to read and understand fundamental financial statements. The Board has also determined that at least one member of the Audit Committee has past employment experience in finance or accounting. The Audit Committee aids management in the establishment and supervision of our financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to our Board regarding the selection of independent auditors, consults with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Board has reviewed, assessed the adequacy of, and adopted a written charter for the Audit Committee. A copy of the Charter is attached to this Proxy Statement as Appendix A. The Audit Committee met six times during the year ended December 31, 2000.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed Mobility's audited consolidated financial statements with management. The Audit Committee has also discussed the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380) with KPMG LLP ("KPMG"), our independent auditors. The Audit Committee has received the written report, the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed, evaluated and discussed with KPMG its independence from Mobility. We also have discussed with management and KPMG such other matters and received such assurances from them as we deem appropriate.

     Based upon the review and discussion of the above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Mobility's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

        By the Audit Committee:
        Larry M. Carr
        Jeffrey R. Harris
        Jerre L. Stead

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION PROCEDURES AND POLICIES

     The Company's executive compensation plans have been designed to attract, retain and reward high caliber executives who will formulate and execute the Company's business plans in a manner that will provide the Company's stockholders with a higher than average return on the Company's Common Stock while ensuring that the Company's compensation levels are fair and appropriate to both its executives and stockholders. With these goals in mind, the Company's compensation plans and policies have been designed to have total compensation linked significantly with the operating performance of the Company. Although the Compensation Committee recognizes that the improvement of operating performance of the Company and higher stock prices do not necessarily move in tandem over the short term, the Compensation Committee believes that the two criteria will correlate over the long term.

     The Compensation Committee does not expect to pay above-average base salaries to its executive officers, but does expect to utilize performance-oriented and equity-based compensation to reward positive performance and results.

     The Compensation Committee also supports the position that stock ownership by the Company's executive officers, encouraged by equity-based compensation plans, aligns the interests of the executive officers with the Company's stockholders. By using equity-based compensation over a period of time, the Company's executive officers should become larger holders of the Company stock. This is intended to strengthen their identification with the Company's stockholders and make increasing stockholder value an even more important focus for the Company's management group. In addition, the Compensation Committee believes that the use of equity-based compensation combined with a focus on the Company's operating performance will create a balance of these two long-term objectives.

     The Company's compensation policy applicable to the Chief Executive Officer as well as the other executive officers reflects the following general goals and objectives:

     - to encourage the growth of the Company and create increased stockholder value by the efficient use of the corporation assets;

     - to recognize the contribution exceptional management makes;

     - to provide the frame work, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel; and

     - to develop performance criteria measuring revenue growth, profit and loss performance and other qualitative factors.

CHIEF EXECUTIVE OFFICER AND EXECUTIVE OFFICER COMPENSATION

     For the last completed fiscal year, the Company based Mr. Mollo's compensation, as well as that of the other executive officers, upon the following factors and criteria:

     - achievement of the Company's sales plan;

     - achievement of the Company's operating income plan;

     - inventory turnover;

     - accounts receivable aging; and

     - discretionary measures based on managerial effectiveness, including (a) leadership exhibited through relationships with customers, vendors, employees and shareholders; (b) planning and execution of operations, including strategic and financial plans; (c) service to customers; (d) new product and market development; (e) productivity factors; (f) special problem handling and solving; and (g) overall organization and administrative management effectiveness.

     We have entered into an employment agreement with Mr. Mollo as described under "Employment Agreements" below. As of December 31, 2000, Mr. Mollo's base salary was $240,750. His salary will automatically be increased $25,000 per year. Mr. Mollo has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 70% of his then current base salary. Under the terms of his employment agreement, we granted Mr. Mollo the option to purchase 100,000 shares of our Common Stock at $4.00 per share under our 1996 Plan. This option expires on December 1, 2004 or one year following the termination of Mr. Mollo's employment agreement.

        By the Compensation Committee:
        Robert P. Dilworth
        William O. Hunt

DIRECTOR COMPENSATION

     Each director who is also our employee does not receive additional compensation for serving as a director. Currently, each non-employee director, upon initial election to the board, receives a non-qualified option to purchase 10,000 shares of Common Stock, which is fully exercisable on the one-year anniversary of the date of grant (if that director is then serving as a director). In addition, each non-employee director receives a non-qualified option to purchase 15,000 shares of Common Stock at the annual meeting of our stockholders following the initial year of service as a director, and every fourth year thereafter, which option vests 25% annually, commencing on the date of grant of the option with vesting occurring only on continuous service. At each annual meeting of our directors, each non-employee director who is elected to serve on either the audit committee or the compensation committee receives an option to purchase 2,500 shares of Common Stock, which option is fully exercisable at the end of the one-year term of that office (with vesting occurring only on continuous service). Directors may also be reimbursed for certain expenses in connection with attendance at board and committee meetings. Subject to approval by the stockholders at the Meeting, commencing with the election of Mr. Stead, the above director compensation will be changed as follows: (i) the initial grant for non-employee directors will be 50,000 shares, vesting quarterly over a three-year period; and (ii) the additional grant will be 50,000 shares, vesting quarterly over a three-year period.

     We have entered into consulting agreements with Messrs. Hunt and Dilworth. The agreement with Mr. Dilworth expires on May 21, 2001. The agreement with Mr. Hunt expires on December 8, 2001. The agreements may be terminated by either party to the agreement at any time as long as 30 days written notice is given to the other party to the agreement. As compensation for entering these agreements, we granted each of Messrs. Hunt and Dilworth the option to purchase 35,000 shares of our Common Stock under our 1996 Plan. Mr. Hunt's options were granted at an exercise price of $4.00 per share. Mr. Dilworth's options were granted at an exercise price of $8.00 per share. Mr. Dilworth's options expire on the earlier of the date his consulting agreement is terminated or May 21, 2003. Mr. Hunt's options expire on the earlier of the date his consulting agreement is terminated or December 8, 2003. The consulting agreements provide that we will reimburse Messrs. Hunt and Dilworth for all reasonable and necessary out-of-pocket travel and other expenses they incur while performing their duties and state that Messrs. Hunt and Dilworth are independent contractors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither Messrs. Dilworth nor Hunt, who are members of our Compensation Committee, has at any time been one of our officers or employees. None of our executive officers serves as a member of the board or compensation committee of any entity which has one or more executive officers serving as a member of our Board or Compensation Committee. For a description of the transactions between us and any member of the Compensation Committee and entities affiliated with any Compensation Committee member, see "Certain Transactions."

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded to, earned by or accrued for services rendered to us in all capacities during the years ended December 31, 2000, 1999 and 1998 by our Chief Executive Officer and the three other most highly compensated executive officers whose salary and bonus exceeded $100,000 in fiscal 2000 (collectively, the "Named Executive Officers") for services rendered in all capacities to us during the year ended December 31, 2000.

SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                                                            COMPENSATION AWARDS
                                                         ANNUAL COMPENSATION(1)           -----------------------
                                                 --------------------------------------                SECURITIES
                                                                         OTHER ANNUAL       STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR   SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)    OPTIONS(#)
---------------------------               ----   ---------   --------   ---------------   ----------   ----------
Charles R. Mollo........................  2000   $219,423    $119,191            --               --         --
  President, Chief Executive Officer      1999   $123,750    $  1,923            --       $  400,000    100,000
  and Chairman of the Board               1998   $116,346          --            --          171,373     14,902
Jeffrey S. Doss.........................  2000   $194,500    $ 69,874            --               --         --
  Executive Vice President and            1999   $120,366       1,731            --          300,000     75,000
  Director                                1998   $114,913          --            --          171,373     14,902
Richard W. Winterich....................  2000   $185,000    $ 74,944            --          180,000     15,000
  Vice President and Chief Financial      1999   $185,711       3,557            --          200,500     75,000
  Officer                                 1998         --          --       $15,000               --         --
Donald W. Johnson.......................  2000   $160,769    $ 63,423            --        1,210,000    110,000
  Executive Vice President and            1999         --          --            --               --         --
  Chief Operating Officer                 1998         --          --            --               --         --

---------------

1. In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and certain perquisites and other personal benefits received which do not exceed the lesser of $50,000 or 10% of any officer's salary and bonus disclosed in this table.

OPTION GRANTS IN LAST FISCAL YEAR

     Stock options were granted to the Named Executive Officers during the year ended December 31, 2000. The following table summarizes the option grants.

                                                INDIVIDUAL GRANTS
                          --------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                       % OF TOTAL                                           AT ASSUMED ANNUAL RATES
                          NUMBER OF     OPTIONS                                                  OF STOCK PRICE
                          SECURITIES   GRANTED TO                                                 APPRECIATION
                          UNDERLYING   EMPLOYEES    EXERCISE OR    MARKET                      FOR OPTION TERM($)
                           OPTIONS     IN FISCAL    BASE PRICE      PRICE     EXPIRATION   --------------------------
NAME                      GRANTED(#)    YEAR(%)      ($/SHARE)    ($/SHARE)      DATE       0%       5%        10%
----                      ----------   ----------   -----------   ---------   ----------   ----   --------   --------
Richard W. Winterich....    15,000         2.6%       $12.00       $12.00      6/30/06      0      61,217    138,881
Donald W. Johnson.......   110,000        19.2%       $11.00       $11.00       4/1/05      0     334,301    738,717

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides summary information regarding the stock options exercised during 2000 and the stock options held as of December 31, 2000 by the Named Executive Officers.

                                                         NUMBER OF SHARES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT              IN-THE-MONEY OPTIONS AT
                             SHARES                      DECEMBER 31, 2000             DECEMBER 31, 2000
                           ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                        EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
Charles R. Mollo.........    29,370      $205,003     39,286         94,986              --          --
Jeffrey S. Doss..........        --            --     64,782         54,490              --          --
Richard W. Winterich.....        --            --     41,650         48,350         $60,938          --
Donald W. Johnson........        --            --     24,448         85,552              --          --

AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN

     Our Amended and Restated 1996 Long Term Incentive Plan is fully described under Proposal No. 2, "Amendments to the Amended and Restated 1996 Long Term Incentive Plan."

DISCRETIONARY BONUS PLAN

     In order to succeed, we believe that we must be able to attract and retain qualified personnel by developing base compensation and bonus packages that are in line with comparable companies. The Compensation Committee of our Board is responsible for administering and interpreting our Discretionary Bonus Plan, determining eligibility thereunder, approving performance goals and plans, and recommending bonus awards subject to final approval by our directors. The participants in the Discretionary Bonus Plan, including our executive officers, subsidiary and division general managers, and other selected personnel, are eligible for annual awards under the Discretionary Bonus Plan, as a percentage of base compensation, of up to 70% for the Chief Executive Officer, and ranging from 25% to 50% for other executive officers and selected personnel. The bonus percentage amounts may be modified annually or from time to time by our directors based upon the financial plan for the upcoming year, and the recommendation of the Compensation Committee.

     The determination of awards under the Discretionary Bonus Plan will take into account input from our senior management who will consider, among other things, one or more of the following goals:

     - Encouraging our growth and creating increased stockholder value through the efficient use of assets;

     - Recognizing the contribution of exceptional management, and awarding discretionary bonuses for extraordinary performance; and

     - Providing incentives and rewards, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel.

     To achieve these goals, we will integrate annual base compensation with bonuses based upon a variety of factors that include our operating performance as a company, as well as each participant's individual initiative and performance. In determining whether to award bonuses under the Discretionary Bonus Plan, the Compensation Committee will specifically consider, among other things, (i) the achievement of a sales plan, (ii) the achievement of an operating income plan, (iii) the achievement of an inventory turns plan (which calculates on-hand inventory quarterly), (iv) the level of accounts receivables outstanding on a quarterly basis, and (v) a variety of other factors including, but not limited to, an assessment of each participant's leadership ability, planning and execution of operations, service to customers, product and market develop-ment, and overall productivity. The Compensation Committee will apply a formula assigning weights to the above-outlined performance criteria, as follows:

- Achievement of a sales plan...............................    20%
- Achievement of an operating income plan...................    30%
- Achievement of an inventory turns plan....................    10%
- Accounts receivables outstanding..........................     5%
- Other factors.............................................    35%

     In order to be eligible for a bonus award in any given calendar year, participants must be employed with us as of December 31 of such calendar year (with certain limited exceptions). Our directors may elect to award bonuses in cash or in our stock. If payment is made in stock, the stock price will be established by our directors at the time the bonus is approved.

FOUNDERS OPTIONS

     Several key managers received non-qualified options to purchase an aggregate of 132,198 shares of Common Stock at a price per share of $3.52 outside the 1996 Plan. These options vested from August 23, 1996 to June 1, 1999 and 44,066 options are outstanding (88,132 have been exercised) as of December 31, 2000.

EMPLOYMENT AGREEMENTS

     We have entered into full-time employment agreements with Messrs. Mollo, Doss, Winterich and Johnson. The agreements with Messrs. Mollo and Doss expire on December 1, 2001. The agreement with Mr. Winterich expires on December 31, 2001. The agreement with Mr. Johnson expires April 1, 2003. When the agreements have expired, they will be renewed on a year-to-year basis unless either party to the agreement gives the other party notice of termination at least 90 days prior to the end of the then current term, as defined in the agreement. The employment agreements provide for increases in salary as determined by the Board of Directors.

     As of December 31, 2000, Mr. Mollo's base salary was $240,750. His salary will automatically be increased $25,000 per year. Mr. Mollo has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 70% of his then current base salary. Under the terms of his employment agreement, we granted Mr. Mollo the option to purchase 100,000 shares of our Common Stock at $4.00 per share under our 1996 Plan. This option expires on December 1, 2004 or one year following the termination of Mr. Mollo's employment agreement.

     As of December 31, 2000, Mr. Doss's base salary is $192,600. Mr. Doss has a targeted annual increase in salary of at least 7% which will take effect each year on December 1. Mr. Doss has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 50% of his then current base salary. Under the terms of his employment agreement, we granted Mr. Doss the option to purchase 75,000 shares of our Common Stock at $4.00 per share under our 1996 Plan. This option expires on the earlier of March 31, 2003 or 180 days following the termination of Mr. Doss's employment agreement. Pursuant to Mr. Doss's employment agreement, we sold to him 50,000 shares of our Series C Stock at a purchase price of $6.00 per share and issued Mr. Doss a warrant to purchase 50,000 shares of our Common Stock at an exercise price of $0.02 per share. In return, Mr. Doss provided us with a promissory note and an agreement pledging his 50,000 shares of Series C Stock and his warrant to purchase (and the underlying) 50,000 shares of Common Stock to us.

     If we terminate our employment agreement with Mr. Mollo or Mr. Doss for any reason other than just cause, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will, in the case of Mr. Mollo, pay a lump-sum payment equal to his then current salary for the remainder of the then current term of the agreement or, in the case of Mr. Doss, continue to pay his then current salary for the remainder of the then current term of his employment agreement plus one year. If Mr. Mollo or Mr. Doss terminates his employment agreement with us for constructive termination, as defined in the agreement, within two years of the time that we experience a change in control, as defined in the agreement, we will, in the case of Mr. Mollo, also pay him a lump-sum payment equal to his then current salary for the remainder of the then current term of his employment agreement or, in the case of Mr. Doss, continue to pay his then current salary for the remainder of the then current term of his employment agreement plus one year.

     We have agreed to consult with Mr. Doss regarding any change of our current chief executive officer. If Mr. Doss does not approve of the new chief executive officer, he is entitled to terminate his employment with us within thirty days of the time the new chief executive officer takes office. Mr. Doss will retain the compensation he has earned until that point and we will pay to Mr. Doss a lump-sum equal to three months of his then current salary.

     As of December 31, 2000, Mr. Winterich's base salary is $185,000. Mr. Winterich has a targeted annual calendar year cash bonus of 50% of his then current salary. Under the terms of his employment agreement, we granted Mr. Winterich the option to purchase 50,000 shares of our Common Stock at $4.00 per share under our 1996 Plan. This option vests and becomes exercisable over a period of three years from the date of grant and expires on April 12, 2004, unless it expires earlier due to Mr. Winterich terminating his employment with us. Mr. Winterich also has the option to purchase 25,000 additional shares of our Common Stock at a price of $0.02 per share which vested when we consummated our initial public offering. This option expires on April 12, 2009, unless it expires earlier due to Mr. Winterich terminating his employment with us.

     As of December 31, 2000, Mr. Johnson's base salary is $220,000. Mr. Johnson has a targeted annual calendar year bonus of 50% of his then current salary. Under the terms of his employment agreement, we granted Mr. Johnson the option to purchase 110,000 shares of our Common Stock at $11.00 per share under our 1996 Plan. This option vests and becomes exercisable over a period of three years beginning April 1, 2000 and expires April 1, 2005, unless it expires earlier due to Mr. Johnson's termination of employment with us. If we terminate our employment agreement with Mr. Johnson for any reason other than just cause, as defined in the agreement, or if Mr. Johnson terminates the agreement with us for constructive termination, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will pay a lump-sum payment equal to his then current salary for the remainder of the then current term of the agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a description of transactions during 2000 to which we have been a party in which the amount involved in the transaction exceeds $60,000 and in which any of our directors, executive officers or holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements that are described under "Executive Compensation."

     In January 2000, we completed a private placement of approximately $7.4 million and issued an aggregate of 1,231,450 shares of Series C Stock at $6.00 per share. For each share of Series C Stock purchased, an investor received a warrant to purchase one share of Common Stock at a price of $0.02 per share. Our management and their affiliates purchased an aggregate of 159,167 shares of Series C Stock ($955,006) in this private placement and received warrants for the purchase of 159,167 shares of Common Stock at a price of $0.02 per share.

     As provided for in Mr. Doss's employment agreement, we have entered into a promissory note in the principal sum of $300,000 in December 1999 with Mr. Doss, our Executive Vice President, to finance his purchase of 50,000 shares of our Series C Stock at a purchase price of $6.00 per share and a warrant to purchase 50,000 shares of our Common Stock at an exercise price of $0.02 per share (which was included in the January 2000 offering). This note provides for 6.0% per annum interest and is due in full on December 1, 2001, however, Mr. Doss may prepay at any time without any penalty or premium. The principal amount outstanding as of December 31, 2000 is $300,000. In connection with the note, Mr. Doss and the Company have also entered into a pledge agreement granting a security interest in the Series C Stock and the warrant we sold to Mr. Doss.

     We have entered into full-time employment agreements with Messrs. Mollo, Doss, Winterich and Johnson. See "Executive Compensation -- Employment Agreements" above.

     We have entered into consulting agreements with Messrs. Hunt and Dilworth. See "Director Compensation" above.

     Effective as of March 2, 2001, the Company issued 68,966 shares of Common Stock to each of Jeffrey S. Doss, Donald W. Johnson and La Luz Enterprises, L.L.C., an affiliate of Charles R. Mollo, at a purchase price of $2.90 per share. Each of the purchasers paid $690 in cash and executed and delivered to the Company a three-year promissory note, in the original principal amount of $199,311, and bearing interest at the rate of 6.33% per annum. Each promissory note is secured by the shares of Common Stock so issued, and in addition, the promissory note issued by La Luz Enterprises, L.L.C. is guaranteed by Mr. Mollo.

     We have granted options to certain of our directors and executive officers. We have also entered into an indemnification agreement with each of our directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, executive officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, executive officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                 PROPOSAL NO. 2
                     AMENDMENTS TO THE AMENDED AND RESTATED
                         1996 LONG TERM INCENTIVE PLAN

     The purpose of the Amended and Restated 1996 Long Term Incentive Plan, which we refer to as the 1996 Plan, is to attract and retain individuals who, by virtue of their ability and qualifications, make important contributions to the Company. By providing key employees and advisors with the opportunity to acquire an equity interest in the Company over time, and because benefits are only received, through improved stock performance, the Company believes that stock options serve to align the interests of key employees and advisors closely with stockholders of the Company.

     The 1996 Plan became effective as of October 15, 1996, and was previously amended as of January 13, 2000. The Board adopted further amendments, subject to stockholder approval at the Meeting, during a meeting held on January 16 and 17, 2001. As of the Record Date, options to purchase 2,267,565 shares of Common Stock had been granted under the 1996 Plan, of which options to purchase 200 shares of Common Stock had been exercised, options to purchase 1,305,051 shares of Common Stock remained outstanding and had not yet been exercised and options to purchase zero shares remained available for grant. The last reported sales price of the Common Stock on the Nasdaq National Market as of the Record Date was $1.97.

     The Board proposes the following amendments with respect to the 1996 Plan:

          1. To increase the maximum aggregate number of shares eligible for grant from 1,250,000 shares to 2,500,000 shares;

          2. To increase the maximum aggregate number of shares of Restricted Stock and Deferred Stock that may be granted to any one participant from 275,000 shares to 550,000 shares;

          3. To increase the annual limit of shares that may be awarded to any one participant per calendar year from 125,000 shares to 250,000 shares;

          4. To increase the initial grant for non-employee directors upon election to the Board from 10,000 shares to 50,000 shares, vesting each calendar quarter over a three-year period (commencing with the initial election of Mr. Stead);

          5. To increase the additional secondary grant for each non-employee director occurring at the annual meeting of stockholders following such director's re-election as a director of the Company from 15,000 shares to 50,000 shares, vesting each calendar quarter over a three-year period (with continuous service);

          6. To change the vesting of options granted to non-employee directors elected to serve on a committee of the Board from one year vesting to vesting each calendar quarter over one year; and

          7. To provide each chairman of a committee of the Board upon election as chairman with an automatic grant of 1,000 shares per committee, vesting each calendar quarter over one year.

INCREASE IN THE AVAILABLE NUMBER OF SHARES

     We propose to increase the number of shares of our Common Stock available for issuance under the 1996 Plan from 1,250,000 shares to 2,500,000 shares. Consistent with competitive practices, we have increasingly used stock options to provide meaningful long-term incentives to employees below the senior management level. We have broadened our application of the 1996 Plan to be competitive with recent practices of other companies for key employees below the top management level. This enhances significantly our ability to obtain scarce talent, enhances employee loyalty and increases our focus on the creation of stockholder value. We carefully monitor and project our aggregate use of stock options in comparison with other U.S.-based high-technology companies of similar size.

     We have relied on the 1996 Plan to provide equity incentives to designated employees, thereby improving our ability to retain valuable employee talent. The Board believes that stock options have been, and will continue to be, a very important factor in attracting and retaining talented employees. The Board also believes that industry practices make it imperative for us to offer stock options as an incentive to attract and retain the most talented employees. The current authorization for stock options may not be sufficient to provide competitive grants in the future. For these reasons, the Board believes that the increase in authorized shares is necessary at this time so that we can continue, without interruption, to use the grant of stock options to attract and retain talented employees.

NEW PLAN BENEFITS

     The table below sets forth, as of the Record Date, the assumed amount and the dollar value of awards that would have been received by the Named Executive Officers and by certain other groups during 2000 if the 1996 Plan as proposed to be amended had been in place (and taking into account actual awards during 2000):

                                                              NUMBER OF
                                                             SHARES UNDER
                                                             AMENDED 1996     CORRESPONDING
NAME AND POSITION                                          PLAN AS PROPOSED   DOLLAR VALUE
-----------------                                          ----------------   -------------
Charles R. Mollo.........................................            0         $        0
Jeffrey S. Doss..........................................            0         $        0
Richard W. Winterich.....................................       15,000         $  180,000
Donald W. Johnson........................................      110,000         $1,210,000
All current executive officers as a group................      125,000         $1,390,000
Current directors who are not executive officers.........      200,000         $2,100,000
Employees, other than executive officers.................      398,650         $2,731,472

     Awards granted under the 1996 Plan are to be determined from time to time by the Compensation Committee. It is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive awards.

SUMMARY OF THE 1996 PLAN

     The description herein is a summary of the 1996 Plan and is subject to and qualified by the complete text of the 1996 Plan as proposed to be amended, which is attached as Appendix B to this Proxy Statement. Capitalized terms used and not otherwise defined in this portion of the Proxy Statement have the respective meanings ascribed to such terms in the 1996 Plan. The 1996 Plan authorizes the granting of options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options that do not so qualify ("non-qualified stock options"), stock appreciation rights ("SARs"), restricted stock, deferred stock, stock bonuses, dividend equivalents and performance based awards to our directors, key employees and advisors.

     Administration. The 1996 Plan is administered by the Compensation Committee, which is, and shall be, comprised of at least two non-employee directors as may be appointed by the Board. The Compensation Committee generally has the authority to fix the terms and number of options and restricted stock awards to be granted and to determine the employees or other persons who will receive awards; provided that non-employee directors automatically receive non-qualified stock options under the 1996 Plan from time to time as provided in the 1996 Plan. The aggregate number of shares of Common Stock for which options may be granted under the 1996 Plan is 1,250,000. These shares were registered on a Form S-8 on October 3, 2000. The 1996 Plan will terminate in 2008, unless sooner terminated by the Board. Each option granted pursuant to the 1996 Plan is exercisable at any time upon or after vesting and expires on the date determined by the Compensation Committee. In no event will any option expire later than ten years from the date of grant. In no event will any incentive stock option granted to a person who, on the date of grant of the option, owns stock possessing more than 10% of the total combined voting power of all classes of stock of us, expire later than five years from the date of grant. With respect to a participant who is an employee or advisor, each option expires within three months after the date the participant ceases to be an employee or advisor. During that three-month period, those options may only be exercised if they were exercisable immediately prior to the time the employment was terminated. If the employee's, advisor's or non-employee director's employment is governed by an employment agreement and is terminated for "cause," the option will automatically expire. The exercise price of each option granted will be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock at the time such option is granted. In the case of an incentive stock option granted to a person who, on the date of the grant owns more than 10% of us or our subsidiary, the exercise price shall not be less than 110% of the fair market value of the Common Stock at the time such incentive stock option is granted.

     Eligibility. Executive officers and other employees of Mobility and its subsidiaries, directors and persons who provide consulting advisory, or other services to Mobility deemed by the Compensation Committee to be of substantial value to Mobility are eligible to be granted awards under the 1996 Plan. As of March 31, 2001, three executive officers, four directors and 149 other employees were eligible to participate in the 1996 Plan.

     Options and SARs. The Compensation Committee is authorized to grant stock options, including incentive options and non-qualified options and SARs. SARs entitle the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR.

     Restricted Stock. The Compensation Committee is authorized to grant restricted stock. Restricted stock are shares of Common Stock subject to restrictions on transferability and forfeiture upon termination of employment. A participant granted restricted stock has all of the rights of our stockholders except as restricted by the 1996 Plan or any award agreement.

     Deferred Stock. The Compensation Committee is authorized to grant deferred stock, which will be delivered upon the expiration of a deferral period specified for an award of deferred stock by the Compensation Committee. Deferred stock is also subject to forfeiture upon termination of employment.

     Stock Bonus Awards. The Compensation Committee is authorized to grant shares of Common Stock as a bonus, or to grant other stock-based awards in lieu of our obligation to pay cash under other plans or compensatory arrangements.

     Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents entitling a participant to receive cash, Common Stock, other awards or other property equal in value to dividends paid.

     Performance Based Awards. The Compensation Committee may, in its discretion, designate an award that is subject to the achievement of performance conditions. These awards are intended to qualify as "qualified performance-based compensation" within the meaning of the Code. The Compensation Committee uses one or more business criteria and targeted levels of performance. The business criteria includes the following:

     - Annual return on capital;

     - Annual earnings per share;

     - Annual cash flow provided by operations;

     - Changes in annual revenues; and/or

     - Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

Performance objectives may differ for performance-based awards to different participants, and the Compensation Committee shall specify the weight to be given to each performance objective in determining the final amount payable with respect to any performance-based award.

     Nontransferability of Options. Options are not transferable other than by will or the laws of descent or distribution or to a beneficiary, as defined in the 1996 Plan, in the event of the participant's death. Options may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors. Options may be exercised during the lifetime of the optionee only by the optionee or the optionee's authorized representative. A vesting schedule for the options is indicated in each option agreement as determined by the Compensation Committee.

     Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the 1996 Plan or the Compensation Committee's authority to grant awards thereunder without the consent of stockholders or participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Board may otherwise, in its discretion, determine to submit other such changes to the 1996 Plan to stockholders for approval.

     No cash consideration is received by the Company for granting options under the 1996 Plan. Options are granted in consideration of the services rendered or to be rendered to the Company by the persons receiving the options.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 PLAN

     The following is a summary of certain federal income tax considerations and is not a complete description of all applicable laws regarding the federal income tax treatment of awards under the 1996 Plan. The discussion set forth herein is based upon the federal income tax laws in force on the date of this Proxy Statement. This summary does not address the following issues: (i) dispositions of Common Stock other than by sale (for example, by gift), (ii) tax consequences of modifications to Options that otherwise would qualify as Incentive Options, (iii) alternative minimum tax consequences, (iv) state, local, or foreign tax consequences, and (v) gift, estate, and inheritance tax consequences. Because of the complexity of the tax rules relating to Options awards, each 1996 Plan participant should consult with his own tax advisor with respect to any specific tax questions.

     Incentive Options. An Optionee will not recognize ordinary income and the Company will not be entitled to a tax deduction upon either the grant or the exercise of an Incentive Option. If an Optionee holds Common Stock purchased upon the exercise of an Incentive Option until a date that is more than one year after the date the Incentive Option is exercised and more than two years after the date the Incentive Option is granted (the "holding period"), the difference between the amount realized on the sale of the Common Stock and the exercise price will be a long-term capital gain or loss to the Optionee, and no tax deduction will be available to the Company.

     If Common Stock purchased upon the exercise of an Incentive Option is sold prior to the expiration of the holding period, the Optionee will recognize ordinary income equal to the lesser of (i) the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized on the sale over the exercise price. The Company will be entitled to a corresponding tax deduction. In addition, the difference between (i) the amount realized on the sale of the Common Stock and (ii) the sum of the exercise price and any amount recognized by the Optionee as ordinary taxable income will be a capital gain or loss. The capital gain or loss will be long-term or short-term depending upon the length of time the Optionee has held the Common Stock. Other rules apply if an Incentive Option is exercised by tendering Common Stock.

     The difference between (i) the fair market value, on the date of exercise, of Common Stock purchased upon the exercise of an Incentive Option and (ii) the exercise price of the Option increases income for alternative minimum tax purposes. Additional rules apply if the Common Stock is sold prior to expiration of the holding period.

     Nonqualified Options. An Optionee will not recognize income upon the grant of a Nonqualified Option, and no tax deduction will be available to the Company, if the Nonqualified Option does not have a readily ascertainable value on the date of grant. A Nonqualified Option that is not publicly traded ordinarily is not considered to have a readily ascertainable value on the date of grant.

     Upon exercise of a Nonqualified Option, the Optionee will recognize ordinary income equal to the difference between (i) the fair market value, on the date of exercise, of the Common Stock subject to the Nonqualified Option, and (ii) the exercise price. The Company will be entitled to a corresponding tax deduction. The Optionee's tax basis in the Common Stock purchased upon exercise of the Nonqualified Option will be the sum of (i) the exercise price and (ii) the amount of ordinary income the Optionee recognized on the exercise. When the Optionee sells the Common Stock, the difference between the amount realized on the sale and the tax basis of the Common Stock will be capital gain or loss and will be long-term or short-term depending upon the length of time the Optionee has held the Common Stock. Other rules apply if a Nonqualified Option is exercised by tendering Common Stock. The exercise of a Nonqualified Option has no effect upon income for alternative minimum tax purposes.

     Other Awards. With respect to other Awards made under the 1996 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and the Company will be entitled to a deduction for the same amount. With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and the Company will be entitled to a deduction for the same amount.

     Plan Not Qualified. The 1996 Plan is not qualified under Section 401 of the Code.

     Code Section 162(m). Notwithstanding the foregoing, Section 162(m) of the Code denies the Company a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee's aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include the Company's chief executive officer and its four other highest compensated officers for the applicable taxable year. Compensation resulting from the grant, exercise or disposition of Awards is potentially subject to the Code Section 162(m) limitation. Certain "qualified performance-based compensation" is excepted from the Section 162(m) limitation, however. Incentive Options granted under the 1996 Plan should qualify for the qualified performance-based compensation exception. Additionally, Nonqualified Options granted under the 1996 Plan should so qualify, provided that their exercise prices are at least equal to the fair market value of the underlying Common Stock on the date of grant. Other Awards may qualify as "qualified performance-based compensation" in accordance with Code requirement.

VOTE REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR THE APPROVAL OF PROPOSED AMENDMENTS TO THE 1996 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1996 PLAN.

                                 PROPOSAL NO. 3
                             APPROVE AND ADOPT THE
                       2001 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The Stock Purchase Plan provides a systematic method for our employees to purchase shares of our Common Stock. On January 17, 2001, our Board of Directors approved the Stock Purchase Plan and the reservation of 2,000,000 shares of Common Stock for issuance under the Stock Purchase Plan, subject to stockholder approval at the Meeting.

     The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity to purchase our Common Stock through accumulated payroll withholding amounts and to thereby acquire or increase their proprietary interest in us. The Board believes that the Stock Purchase Plan will assist us in attracting and retaining qualified employees essential to our success.

SUMMARY OF TERMS AND PROVISIONS OF THE STOCK PURCHASE PLAN

     The following summary of the Stock Purchase Plan is qualified in its entirety by the terms of the Stock Purchase Plan, a copy of which is attached as Appendix C to this Proxy Statement. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the Stock Purchase Plan.

     The provisions of the Stock Purchase Plan are intended to satisfy the requirements of Section 423 of the Code and to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended. The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not a qualified plan under Internal Revenue Code
Section 401(a).

     Under the Stock Purchase Plan, eligible employees are granted an option to purchase the greatest number of whole shares of our Common Stock that may be purchased with the amount elected by the eligible employee to be withheld from the eligible employee's after-tax base pay during a calendar quarter. Each calendar quarter is referred to as an "Offering Period." The last business day of each Offering Period is the "Exercise Date" on which shares of Common Stock are actually purchased under the Stock Purchase Plan. A Participant may authorize payroll deductions during each Offering Period in any whole multiple of 1% of the Participant's after-tax Base Pay (defined generally under the Stock Purchase Plan to mean base salary), up to a maximum of 10% of before-tax Base Pay. No interest will accrue on or be payable with respect to a Participant's payroll withholding amounts. Participants may withdraw from the Stock Purchase Plan by written notice at any time prior to the Exercise Date, whereupon their accrued payroll deductions will be refunded to them as soon as administratively feasible.

     The price paid for each share of Common Stock acquired in any Offering Period under the Stock Purchase Plan is the lesser of (a) 85% of the fair market value of a share of Common Stock on the first day of the Offering Period on which the Nasdaq National Market System is open for trading or (b) 85% of the fair market value of a share of Common Stock on the Exercise Date. We will pay all transaction costs, including brokerage commissions, in connection with the purchase of Common Stock under the Stock Purchase Plan.

     An employee (including officers and directors who are employees) of the Company, and certain of our subsidiaries as are from time-to-time designated by the Chief Executive Officer, is eligible to participate in the Stock Purchase Plan as long as that employee customarily works more than twenty hours per week and more than five months in any calendar year, has been an employee continuously for at least three months and maintains such continuous status throughout the Offering Period. However, no employee may participate in the Stock Purchase Plan if such employee would own stock and/or options to acquire stock in the amount of 5% or more of the outstanding shares of Common Stock. As of March 31, 2001, 152 employees, including three of the Company's executive officers, would have been eligible to participate in the Stock Purchase Plan.

     Participation in the Stock Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the start of an Offering Period. A participating employee's payroll deductions may not exceed 10% of that employee's Base Pay during any pay period. In addition, no Participant may purchase shares with a Fair Market Value (determined on the first day of the Offering Period) exceeding $25,000 for each calendar year in which the Participant participates in the Stock Purchase Plan.

     The Stock Purchase Plan will be administered by the Compensation Committee that is appointed by and serves at the discretion of the Board. The Compensation Committee has the power to promulgate rules and regulations for the proper administration of the Stock Purchase Plan, to interpret the provisions and supervise the administration of the Stock Purchase Plan and to take all actions in connection with the Stock Purchase Plan as the Compensation Committee deems necessary or desirable. The Compensation Committee may delegate all or part of its power to a Plan Administrator, who may delegate responsibility for the day-to-day operations of the Stock Purchase Plan to a Custodian. The Custodian shall establish and maintain an account for each Participant for the purpose of holding Common Stock.

     The Stock Purchase Plan authorizes the Board to amend the Stock Purchase Plan from time-to-time, provided that no such amendment may materially increase the number of shares of Common Stock reserved for issuance thereunder or change the designation or class of employees eligible for participation in the Stock Purchase Plan without stockholder approval, except under the circumstances described below concerning a change in our capital structure. The Board is authorized to terminate the Stock Purchase Plan at any time, provided that no such termination may suspend or terminate a currently pending Offering Period or affect the rights of Participants to purchase shares of Common Stock on the related Exercise Date.

     The Stock Purchase Plan provides that in the event of a Change in Control (generally defined as the sale of more than 50% of our assets or a merger, consolidation or other transaction in which our directors prior to the transaction cease to constitute a majority of the Board or the persons who owned our voting securities prior to the transaction cease to own a majority of the voting securities of the surviving entity in such transaction), each Participant's right to purchase shares of Common Stock will be automatically exercised to the extent of the Participant's accumulated payroll deductions as of a date immediately prior to the Corporate Transaction.

     Up to 2,000,000 shares of Common Stock may be issued under the Stock Purchase Plan, subject to adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in our capital structure. We intend to file a registration statement on Form S-8 covering the 2,000,000 shares of Common Stock reserved for issuance under the Stock Purchase Plan.

     No cash consideration is received by the Company for granting options to purchase Common Stock under the Stock Purchase Plan. The benefits to be received under the Stock Purchase Plan by the Chief Executive Officer and other executive officers of the Company are not determinable other than that each would be able to purchase Common Stock up to the available limit of $25,000 per year at the prices then applicable during each Offering Period.

     If the Stock Purchase Plan is approved, effective October 1, 2001, we will commence quarterly offerings under the Stock Purchase Plan. The Common Stock is listed on the Nasdaq National Market under the symbol "MOBE" On April 10, 2001, the last reported sale price of the Common Stock was $1.97 per share.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK PURCHASE PLAN

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Stock Purchase Plan and does not attempt to describe all possible federal tax consequences or any foreign, state, local or other tax consequences of such participation or tax consequences based on particular circumstances.

     Assuming the Stock Purchase Plan is qualified under Section 423 of the Code, the grant of the right to purchase and the purchase of shares of Common Stock under the Stock Purchase Plan are not taxable. All tax consequences are deferred until the Participant sells or otherwise disposes of shares or dies. However, payroll deductions are taxable as wages subject to applicable withholding taxes in the year in which such amounts are credited to the Participant's account.

     The tax consequences of a disposition of shares vary depending on the time period such stock is held before its disposition. If a Participant disposes of shares within two years after the first day of the Offering Period in which such shares were acquired (a "disqualifying disposition"), the Participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the Fair Market Value of the shares on the Exercise Date and the purchase price paid for such shares. Any additional resulting gain or loss recognized by the Participant from the disposition of the shares is a capital gain or loss. If the Participant disposes of shares more than two years after the first day of the Offering Period in which such shares were acquired, the Participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (a) the difference between the Fair Market Value of the shares on the date of disposition and the purchase price or (b) 15% of the Fair Market Value of the shares on the first day of the Offering Period in which such shares were acquired. Any additional gain recognized by the Participant on the disposition of the shares is a capital gain.

     If the Participant disposes of the shares in a disqualifying disposition, the Company generally is entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code. In all other cases, no federal income tax deduction is allowed us. Under generally accepted accounting principles, we should not be required to recognize any compensation expense in connection with the purchase or sale of shares by Participants pursuant to the Stock Purchase Plan.

VOTE REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR THE APPROVAL OF THE ADOPTION OF THE STOCK PURCHASE PLAN. THE BOARD BELIEVES THAT APPROVAL OF THE STOCK PURCHASE PLAN IS IN THE COMPANY'S AND ITS STOCKHOLDERS' BEST INTERESTS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK PURCHASE PLAN.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Mobility's officers and directors, and persons who own more than 10% of a registered class of Mobility's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission. Such persons are required to furnish Mobility with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it with respect to fiscal year 2000, or written representations from certain reporting persons, Messrs. Johnson and Smith were each late in filing a Form 4 on which they reported one transaction each. Mr. Stead was late in filing a Form 3. Mobility believes that all other filing requirements applicable to its other officers, directors and persons who own more than 10% of Mobility's Common Stock have been complied with.

                      WHERE YOU CAN FIND MORE INFORMATION

     Mobility files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information Mobility files at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet Website maintained by the Securities and Exchange Commission at http://www.sec.gov.

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at the 2002 annual meeting must be received by Mobility at its principal executive office no later than December 24, 2001 in order to be included in the proxy material for the meeting. Any proposals received after such date will be considered untimely.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The independent accounting firm used by the Company during the year ended December 31, 2000 was KPMG LLP ("KPMG"), independent certified public accountants. KPMG has audited the Company's financial statements since 1995. It is contemplated that KPMG will be retained as the principal accounting firm to be used by the Company during 2001. A representative of KPMG is expected to be present at the Meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

FEES AND INDEPENDENCE

     Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of the Company's consolidated financial statements for the year ended December 31, 2000, its reviews of the Company's financial statements included in the Company's Forms 10-Q during 2000, and the separate audits of Mesa Ridge Technologies, Inc. (dba MAGMA) financial statements for the years ended June 30, 2000 and 1999 included in the Company's Form 8-K during 2000 were approximately $209,680.

     Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, KPMG provided no services and therefore billed no fees to the Company in connection with financial information systems design and implementation.

     All Other Fees. The aggregate fees billed for other services rendered to the Company by KPMG in 2000 were approximately $336,185, primarily in connection with the Company's IPO S-1 Registration Statement and other Securities and Exchange Commission filings.

     The Audit Committee has determined that the provision of services by KPMG described in the preceding paragraphs are compatible with maintaining KPMG's independence as the Company's principal accountant.

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment in the interest of Mobility.

                               PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on Mobility's Common Stock from June 30, 2000 through fiscal year ending December 31, 2000 with the cumulative total return of (1) the MG Group Index and (2) the Nasdaq National Market Index. The comparison assumes $100 was invested on June 30, 2000 in Mobility's Common Stock and in each of the other indices, and assumes reinvestment of dividends. Mobility paid no dividends during the period.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG MOBILITY ELECTRONICS INC.,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX
[GRAPH]

                                                        MOBILITY                                              NASDAQ MARKET
                                                     ELECTRONICS INC             MG GROUP INDEX                   INDEX
                                                     ---------------             --------------               -------------
6/30/00                                                  100.00                      100.00                      100.00
7/31/00                                                   70.19                       91.27                       94.76
8/31/00                                                   90.38                      109.99                      105.66
9/29/00                                                   70.19                       99.82                       92.34
10/31/00                                                  55.77                      100.41                       84.19
11/30/00                                                  23.08                       77.27                       65.09
12/29/00                                                  18.75                       75.05                       61.75

                     ASSUMES $100 INVESTED ON JUNE 30, 2000
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2000

                                 MISCELLANEOUS

     All costs incurred in the solicitation of proxies will be borne by Mobility. Mobility estimates those costs to be $75,000. In addition to solicitation by mail, officers and employees of Mobility may solicit proxies by telephone, telegraph or personally, without additional compensation. Mobility may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and Mobility may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. Accompanying this Proxy Statement is a copy of Mobility's Annual Report for the fiscal year ended December 31, 2000.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS PROPOSED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE HEREOF, AND THE MAILING OF THIS PROXY STATEMENT TO MOBILITY STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                            By Order of the Board of Directors

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board of Directors

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of Mobility Electronics, Inc., a Delaware corporation (the "Company"), approves and adopts the following Audit Committee Charter to specify the composition, roles and responsibilities of the Audit Committee. As used in this Charter, (i) "Company" includes the Company and its subsidiaries unless the context otherwise requires, (ii) "Nasdaq" means the Nasdaq National Market and (iii) "SEC" means the Securities and Exchange Commission.

PURPOSE

     The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting, financial reporting and related matters described below.

COMPOSITION

     The Audit Committee shall consist of not less than three members, comprised solely of independent directors, each of whom shall not have:

     - been employed by the Company or its affiliates in the current or past three years;

     - accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, except for board service, retirement plan benefits or non-discretionary compensation;

     - an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

     - been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments, other than those which arise solely from investments in the Company's securities, that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - been employed as an executive of another entity where any of the Company's executives serve on such entity's compensation committee. [Nasdaq 4200(a)(14)]

     In addition, each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Moreover, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. [Nasdaq 4310(c)(26)(B)(i)] The qualifications required of Audit Committee members shall be interpreted in conformity with Rules 4200(a)(14) and 4310(c)(26)(B) of the Nasdaq Marketplace Rules.

     The Chairman of the Audit Committee shall be designated by the Board; provided that if a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office.

ROLES AND RESPONSIBILITIES

  Relationship With the Outside Auditors

     The Company's outside auditors are ultimately responsible to the Board and the Audit Committee, as representatives of the Company's stockholders. [Nasdaq 4310(c)(26)(A)(iii)]

     The Board and the Audit Committee, as the Company's stockholders representatives, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq 4310(c)(26)(A)(ii) and (iii)] The Audit Committee also has the authority and responsibility to evaluate and make recommendations to the Board regarding the selection and replacement of outside auditors (or the nomination of the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq 4310(c)(26)(A)(ii) and (iii)]

     The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable.

     The Audit Committee shall review and confirm the independence of the outside auditors by requiring that the outside auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the outside auditors and its related entities and the Company and its related entities, engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending, that the Board take appropriate action to oversee the independence of the outside auditors. [Nasdaq 4310(c)(26)(A)(ii)] In addition to disclosing all relationships between the outside auditors and its affiliates and the Company and its affiliates, the outside auditors' formal written statement shall also contain a confirmation that, in the outside auditors' professional judgment, it is independent of the Company within the meaning of the federal securities laws. [Nasdaq 4310(c)(26)(A)(ii) and Independence Standards Board Standard No. 1]

     Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities.

  Internal Controls

     In consultation with management and the outside auditors, the Audit Committee shall consider the Company's significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

     The Audit Committee shall consider the extent to which internal control recommendations made by outside auditors have been implemented by management.

     The Audit Committee shall request that the outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as the outside auditors conclude should be brought to the attention of the Audit Committee.

  Financial Reporting

  General

     The Audit Committee shall review with management and the outside auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

  Annual Financial Statements

     The Audit Committee shall meet with management and the outside auditors to review the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year. [SEC SK sec. 306(a)(1)]

     The Audit Committee shall review the annual financial statements prior to release to the public or filing with the SEC. [SEC SK sec. 306(a)(1)]

     The Audit Committee shall consider management's handling of proposed audit adjustments identified by the outside auditors.

     The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. [SEC SK sec. 306(a)(2) and note 29 to SEC Release 34-42266]

     Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company's Form 10-K Annual Report. [SEC SK sec. 306(b)(4)]

  Interim Financial Statements

     The Audit Committee shall meet with management and the outside auditors to review the interim financial statements and the results of the auditors' review thereof prior to the release to the public of the results for each quarter.

     The Audit Committee shall review the quarterly financial statements prior to release to the public or filing with the SEC.

  Compliance with Laws and Regulations

     The Audit Committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

  Compliance with Codes of Conduct

     The Audit Committee shall review the program for monitoring compliance with the codes of conduct.

  Other Responsibilities

     The Audit Committee may meet with the outside auditors, management and any employee seeking to meet with the Audit Committee about any matter within its purview in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

     The Audit Committee shall review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

     The Audit Committee shall perform other oversight functions as requested by the Board.

  Charter Scope

     The Audit Committee shall review and reassess the adequacy of this Charter at least annually. [Nasdaq 4310(c)(26)(A)]

     The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect. [SEC Schedule 14A Item 7(e)(iv)(A)]

  Reporting Responsibilities

     The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

     The Audit Committee shall annually prepare a report to stockholders as required by SEC rules for inclusion in the Company's proxy statement. [SEC SK sec. 306; SEC Schedule 14A Item 7(e)(3)]

MEETINGS

     The Audit Committee shall meet at least four times annually and may meet more frequently as circumstances dictate.

     Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company.

     Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.

     The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management and the outside auditors.

     Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

AUTHORITY

     The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors as well as anyone in the Company.

     The Audit Committee shall have the ability to retain, at the Company's expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

     The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters.

                                                                      APPENDIX B

                           MOBILITY ELECTRONICS, INC.

                              AMENDED AND RESTATED
                         1996 LONG TERM INCENTIVE PLAN
                      (As further amended on May 23, 2001)

                         (Effective as of May 23, 2001)

     1. Purpose. The purpose of this Amended and Restated 1996 Long Term Incentive Plan (the "Plan") of Mobility Electronics, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward Directors, executive officers, and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 hereof. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

          (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

          (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

          (e) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist of two or more Directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

          (f) "Director" means a member of the Board or a member of the board of directors of a subsidiary of the Company.

          (g) "Employee" means an employee (as defined under Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary of the Company that adopts the Plan, including officers.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

          (i) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in The Wall Street Journal (or other reporting service approved by the Committee), (ii) the "Fair Market Value" of Stock subject to Options granted effective upon consummation of the Initial Public Offering shall be the Initial Public Offering price of the shares to issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding) and (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors in their sole discretion.

          (j) "Initial Public Offering" shall mean an underwritten initial public offering of shares of Stock registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

          (k) "Nonemployee Director" means a member of the Board who is not an Employee; provided, however, that, as used in Section 2(e) without initial capital letters, the term "nonemployee director" has the meaning provided in that section.

          (l) "Participant" means a person who, at a time when eligible under
     Section 5 hereof, has been granted an Award under the Plan.

          (m) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (n) "Stock" means the common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock or such other securities pursuant to Section 4 hereof.

     3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan and applicable law:

          (i) to select persons to whom Awards may be granted;

          (ii) to determine the type or types of Awards to be granted to each such person;

          (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other Employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or Employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or Employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4. Stock Subject to Plan.

     (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed 2,500,000 shares of Stock. Notwithstanding the foregoing, the number of shares that may be delivered as Restricted Stock and Deferred Stock (other than pursuant to an Award granted under Section 7(e)) shall not in the aggregate exceed 550,000; provided, however, that the shares subject to Restricted Stock or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may be settled only in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account.

     (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 250,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved Restricted and Deferred Stock, (ii) the number and kind of shares of Stock specified in the annual per-participant limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to Options, SARs or other Awards subject to Section 7(e) to the extent that such authority wold cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

     5. Eligibility. Executive officers and other Employees of the Company and its subsidiaries, Directors, and persons who provide consulting, advisory, or other services to the Company deemed by the Committee to be of substantial value to the Company are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Section 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options on the following terms and conditions ("Options"):

          (i) Nature of Options. Options may be either incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Options") or Options that do not qualify as Incentive Options ("Nonqualified Options"); provided, however, that an Incentive Option may be granted only to a person who is an Employee on the date of grant of the Option.

          (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option; and provided further that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the exercise price per share of Stock purchasable under such Incentive Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the date the Incentive Option is granted.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants. Notwithstanding the foregoing, no Incentive Option shall be exercisable after the expiration of ten years from the date such Incentive Option is granted; provided, that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the Incentive Option shall not be exercisable after the expiration of five years from the date of grant of the Incentive Option.

          (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period (or such other period as may be specified by the Committee in an Award Agreement) following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Participant's employment with the Company is governed by an employment agreement and the Committee determines that such termination is "for cause" as defined in the Participant's employment agreement, all Options held by the Participant shall terminate as of the termination of employment unless otherwise specified in the Participant's Award Agreement.

          (v) Automatic Grants of Options to Nonemployee Directors.

             (A) (I) Effective as of January 17, 2001, upon initial election to the Board, each new Nonemployee Director will receive a Nonqualified Option to purchase 50,000 shares of Common Stock, which shall vest on a pro rata basis each calendar quarter over the three-year period from the date of grant (but only if such Nonemployee Director is a Nonemployee Director at the time of vesting), with vesting commencing on the first day of the calendar quarter following the date of grant and final vesting occurring on the date immediately prior to the third anniversary of the date of grant (the "Initial Grant"). (II) Effective as of May 23, 2001, each Nonemployee Director will receive a Nonqualified Stock Option to purchase 50,000 shares of Common Stock immediately following each time that such Nonemployee Director is re-elected as a director of the Company (the "Renewal Option"). Each Renewal Option shall vest on a pro rata basis each calendar quarter over the three year period from the date of grant (but only if such Nonemployee Director is a director of the Company at the time of vesting), with vesting commencing on the first day of the calendar quarter following the date of grant and final vesting on the date immediately prior to the third anniversary of the date of grant. (III) Each Nonemployee Director who is elected to serve on a Committee of the Board shall receive an option to purchase 2,500 shares of Common Stock, which option shall vest on a pro rata basis each calendar quarter over the one year period from the date of grant (but only if such Nonemployee Director serves on such committee for the entire term and is a Nonemployee Director at the time of vesting), with vesting commencing on the first day of each calendar quarter following the date of grant and final vesting on the date immediately prior to the first anniversary of the date of grant. (IV) Each Nonemployee Director serving as chairman of any committee of the Board shall receive an option to purchase 1,000 shares annually, which option shall vest on a pro rata basis each calendar quarter over the one year period from the date of grant (but only if such Nonemployee Director is a Nonemployee Director at the time of vesting), with vesting commencing on the first day of each calendar quarter following the date of grant and final vesting on the date immediately prior to the first anniversary of the date of grant.

             (B) The purchase price for Stock acquired pursuant to the exercise of an Option granted pursuant to this subparagraph (v) shall be the Fair Market Value of the Stock on the date of the grant of the Option. All Options granted under this subparagraph (v) shall provide for a period of exercisability of four years as to each Option (or, where vesting is in 25-percent increments, as to each vested 25-percent portion of the Option), commencing on the date the Option (or, if applicable, such 25-percent portion of the Option) vests. If a person receiving an Option under this subparagraph (v) is not reelected to the Board, resigns, or is removed from the Board for any reason, then any portion of such persons Options granted under this subparagraph (v) that is not vested at such time shall terminate.

             (C) The Committee, in its discretion, may change the terms and conditions of, and the number of shares of Stock subject to, an Option granted pursuant to this subparagraph (v) at any time prior to or on the date such Option is to be automatically granted hereunder.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may be exercised only upon the occurrence of a change in control of the Company (as defined in the applicable Award Agreement) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitations, the right to vote Restricted Stock and the right to receive dividends thereon.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Committee may require the Participant to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Dividends paid on Restricted Stock shall be paid at the dividend payment dates in cash or in the shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

          (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant dividend equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards ("Other Stock-Based Awards") that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this
Section 6(h).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (e) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives of an Award subject to this
Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee subject to this Section 7(e). Performance objectives shall be objective, shall be stated in writing not later than ninety (90) days after the beginning of the period of service to which they relate, and shall otherwise meet the requirements of Section 162(m)(4)(C) (or successor provisions) of the Code and the regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following:

          (1) Annual return on capital;

          (2) Annual earnings per share;

          (3) Annual cash flow provided by operations;

          (4) Changes in annual revenues; and/or

          (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weight to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

     (f) Acceleration. The Committee may accelerate the exercisability or vesting of any Award in whole or in part at any time and may provide for the acceleration of any Award in whole or in part upon the occurrence of certain events as may be set forth in one or more Award Agreements.

     8. General Provisions.

     (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the restriction requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or a successor registration form of the Securities and Exchange Commission, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

     (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Employee's employment or other person's service at any time.

     (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to Stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (f) No Rights to Awards: No Stockholder Rights. No Participant or Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Participants and Employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participants in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) Unfunded Status of Awards: Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that Options, SARs and other Awards designated as Awards subject to Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of the Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (l) Effective Date: Plan Termination. The Plan shall become effective as of May 1, 1998, and shall continue in effect until the earlier of (i) such time as the Plan is terminated by the Board or (ii) April 30, 2008. This Plan amends and restates in its entirety the 1996 Long Term Incentive Plan of the Company, as previously amended.

                                                                      APPENDIX C

                           MOBILITY ELECTRONICS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll withholding amounts. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423, and the provisions of the Plan shall be construed in a manner consistent with the requirements of Code Section 423.

     2. Definitions.

     (a) "Agent" shall have the meaning set forth in paragraph 11(c).

     (b) "Base Pay" shall mean the regular straight-time and overtime compensation received by an Employee from the Company and its Designated Subsidiaries for personal services rendered by the Employee, excluding payments for incentive compensation, bonuses and other special payments.

     (c) "Board" shall mean the Company's Board of Directors.

     (d) "Change in Control" shall have the meaning set forth in paragraph 16.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Commencement Date" shall mean the first day of each Offering Period on which the Nasdaq National Market System is open for trading.

     (g) "Common Stock" shall mean the Company's common stock, par value $.01 per share.

     (h) "Company" shall mean Mobility Electronics, Inc., a Delaware corporation.

     (i) "Committee" shall have the meaning set forth in paragraph 11(a).

     (j) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of absence due to vacation or sick leave in accordance with the Company's policies or leave agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (k) "Custodian" shall mean the person or entity designated by the Committee or Plan Administrator pursuant to paragraph 11(b).

     (l) "Designated Subsidiary" shall mean each Subsidiary that has been designated by the Company's Chief Executive Officer as eligible to become a participating employer in the Plan.

     (m) "Effective Date" shall mean October 1, 2001.

     (n) "Employee" shall mean any person who is actually recorded as an employee on the Company's or a Designated Subsidiary's customary and usual payroll records at the time the services are performed, provided that no person classified as an independent contractor by the Company or a Designated Subsidiary shall be considered an "Employee" for purposes of the Plan.

     (o) "Exercise Date" shall mean the last day of each Offering Period on which the Nasdaq National Market System is open for trading.

     (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (q) "Fair Market Value" shall mean, on any date, the closing price per share of the Common Stock on the Nasdaq National Market System on such date.

     (r) "Offering Period" shall mean each quarterly offering period beginning on January 1st, April 1st, July 1st and October 1st and ending on March 31st, June 30th, September 30th and December 31st, respectively, of each year during the continuation of the Plan; provided that the Committee shall have the power to change the duration of Offering Periods from time to time in its sole discretion.

     (s) "Option Price" shall have the meaning set forth in paragraph 4(c).

     (t) "Participant" shall mean each Employee who is eligible to participate in the Plan and who has elected to participate in the Plan by timely filing a payroll withholding authorization form with the Committee.

     (u) "Plan" shall mean the Mobility Electronics, Inc. Employee Stock Purchase Plan, as amended from time to time.

     (v) "Plan Administrator" shall mean the person designated by the Committee pursuant to paragraph 11(b).

     (w) "Reserves" shall have the meaning set forth in paragraph 15(b).

     (x) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (y) "Transaction" shall have the meaning set forth in paragraph 16(iii).

     3. Eligibility.

     (a) Subject to the requirements of paragraph 4(b), any Employee shall be eligible to participate in the Plan during an Offering Period, provided that as of the Commencement Date of such Offering Period:

          (i) the Employee's customary employment with the Company or a Designated Subsidiary is more than 20 hours per week and more than five months in any calendar year; and

          (ii) the Employee has maintained Continuous Status as an Employee for at least three months; and

provided that the Employee maintains Continuous Status as an Employee throughout the Offering Period. For purposes of paragraph 3(a)(ii), service with a "predecessor employer" shall be considered service with the Company or a Designated Subsidiary. The term "predecessor employer" means an entity (i) the securities or assets of which are acquired by the Company or a Designated Subsidiary or which is merged into the Company or a Designated Subsidiary and
(ii) which is so designated by the Company's Chief Executive Officer.

     (b) Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan:

          (i) if, immediately after the grant, the Employee (together with any other person whose stock would be attributed to the Employee pursuant to Code Section 424(d)) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

          (ii) which permits the Employee's right to purchase stock under all employee stock purchase plans (described in Code Section 423) of the Company and each Subsidiary to accrue at a rate that exceeds $25,000 of Fair Market Value of such stock (determined on the date the option is granted) for each calendar year in which the option is outstanding at any time.

     4. Grant of Option; Participation.

     (a) On each Commencement Date, the Company shall commence an offer by granting each eligible Employee an option to purchase the maximum number of shares of Common Stock that may be purchased by the eligible Employee pursuant to the Plan, subject to the limitations set forth in paragraph 10.

     (b) Each eligible Employee may elect to participate in the Plan with respect to an offer only by filing a payroll withholding authorization form with the Committee on or before the 15th day of the month preceding the Commencement Date of the Offering Period (or such other date as the Committee may designate from time to time in its sole discretion) authorizing payroll withholding (as set forth in paragraph 5) throughout the Offering Period.

     (c) The option price per share of the Common Stock subject to an offering (the "Option Price") shall be the lesser of:

          (i) 85% of the Fair Market Value of a share of Common Stock on the Commencement Date, or

          (ii) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date.

     5. Payroll Withholding.

     (a) The payroll withholding authorization form filed by an eligible Employee with the Committee shall indicate the percentage amount (in whole numbers) of the Participant's Base Pay (not to exceed 10%) that the Participant elects to use to purchase shares of Common Stock pursuant to the Plan. A Participant may not increase or decrease such amount during an Offering Period; provided that a Participant may change such amount by filing a new payroll withholding authorization form with the Committee on or before the 15th day of the month preceding the Commencement Date of the next Offering Period (or such other date as the Committee may designate from time to time in its sole discretion). The change in amount shall be effective on the Commencement Date of the next Offering Period. A Participant's payroll withholding authorization form shall remain in effect for successive Offering Periods unless modified as provided in this paragraph or terminated as provided in paragraph 8.

     (b) During an Offering Period, the Company shall withhold from each Participant's Base Pay the percentage amount elected by the Participant pursuant to paragraph 5(a). All payroll withholding from a Participant's Base Pay shall be credited to the Participant's Plan account. A Participant may not make any payments for the purchase of Common Stock pursuant to the Plan other than payments pursuant to a payroll withholding authorization form.

     6. Exercise of Option. Unless a Participant withdraws the Participant's accumulated payroll withholding amounts in accordance with paragraph 8, the Participant's option to purchase Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of whole shares of Common Stock subject to the option granted to each Participant shall be purchased at the Option Price with the Participant's accumulated payroll withholding amounts. No fractional shares of Common Stock may be purchased. Payroll withholding amounts that represent cash in lieu of fractional shares shall remain in the Participant's Plan account and shall become part of the Participant's accumulated payroll withholding amounts for the next Offering Period. The Common Stock purchased upon exercise of an option shall be deemed to be transferred to the Participant on the Exercise Date. During each Participant's lifetime, the option to purchase shares of Common Stock shall be exercisable only by the Participant.

     7. Delivery. Certificates representing shares of Common Stock purchased upon exercise of a Participant's option shall be held by the Custodian and credited to the Participant's Plan account. Upon written request by a Participant or a Participant's legal representative, the Custodian shall issue certificates to the Participant or the Participant's legal representative for the Common Stock credited to the Participant's Plan account. The Custodian may require a Participant or a Participant's legal representative to provide such documentation as may be reasonably required in connection with the issuance of certificates of Common Stock.

     8. Withdrawal; Termination of Employment; Insiders.

     (a) During an Offering Period, a Participant may withdraw all, but not less than all, of the Participant's payroll withholding amounts prior to the Exercise Date of an Offering Period by giving written notice to the Committee. All of the Participant's payroll withholding amounts shall be paid to the Participant as soon as administratively feasible after receipt of written notice of withdrawal, and the Participant's option for the Offering Period shall be automatically terminated.

     (b) Any Participant who withdraws from the Plan during an Offering Period pursuant to paragraph 8(a) shall not be eligible to participate in the Plan for the remainder of the Offering Period. To participate in the Plan for a subsequent Offering Period, the Participant must file a new payroll withholding authorization form with the Committee on or before the date prescribed pursuant to paragraph 4(b).

     (c) Upon termination of a Participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period on account of retirement or disability (in accordance with the Company's personnel policies) or death, the Participant's payroll withholding amounts shall be used to purchase Common Stock on the next succeeding Exercise Date unless the Participant (or in the case of the Participant's death, the legal representative of the Participant's estate) elects to withdraw the Participant's payroll withholding amounts in cash prior to the Exercise Date. Upon termination of a Participant's Continuous Status as an Employee for any other reason, the Participant's payroll withholding amounts shall be refunded to the Participant in cash as soon as administratively feasible after such termination.

     9. Interest. No interest shall accrue on or be payable with respect to a Participant's payroll withholding amounts.

     10. Stock.

     (a) The maximum number of shares of Common Stock that shall be reserved for issuance pursuant to the Plan shall be 2,000,000, subject to adjustment due to changes in capitalization of the Company as provided in paragraph 15. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to paragraph 4(a) on a Commencement Date exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares of Common Stock remaining available for option grant in a uniform manner. In such event, the Committee shall give notice to each Participant of the reduction in the number of shares of Common Stock available for option grant and, if necessary, shall reduce the rate of payroll withholding of all affected Participants. The Plan shall terminate if no Common Stock is available for issuance pursuant to the Plan. The Common Stock available for issuance pursuant to the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Company in the public market for issuance pursuant to the Plan. The Company shall pay all brokerage commissions and fees incurred in connection with the purchase of Common Stock for issuance pursuant to the Plan.

     (b) No Participant shall have rights as a stockholder with respect to Common Stock subject to an option until such shares of Common Stock have been purchased for the Participant's Plan account in accordance with the provisions of the Plan.

     (c) Common Stock to be delivered to a Participant pursuant to the Plan shall be registered in the name of the Participant.

     11. Administration.

     (a) The Plan shall be administered by a committee comprised of one or more individuals (the "Committee") appointed from time to time by the Board. The Committee shall have full power and authority to promulgate rules and regulations for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan and to take all actions in connection with or in relation to the Plan as it deems necessary or desirable. Decisions of the Committee shall be made by a majority of its members and shall be final for all purposes. The Company shall pay all expenses incurred in the administration of the Plan.

     (b) The Committee may delegate all or part of its power and authority to administer the Plan to a Plan Administrator appointed by the Committee. The Plan Administrator (or the Committee if no Plan Administrator has been appointed) may delegate the responsibility for the day-to-day operations of the Plan to a Custodian. The Custodian shall establish and maintain an account for each Participant for the purpose of holding Common Stock on behalf of each Participant.

     (c) An agent (the "Agent") may be appointed by the Committee to perform the functions and have the responsibilities assigned to the Agent in this subparagraph with respect to the purchase of Common Stock.

The Committee shall have the right to replace the Agent at any time. Notwithstanding any Plan provision to the contrary, to the extent that Common Stock is purchased in the public market, the Agent shall have all authority to determine the times of purchases, the prices at which purchases shall be made, the manner in which purchases shall be made and the brokers or dealers (which may include the Agent) to make such purchases.

     12. Transferability. Neither payroll withholding amounts nor any rights with regard to the exercise of an option or to receive Common Stock pursuant to the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be ineffective except that the Committee may treat such act as an election to withdraw payroll withholding amounts in accordance with paragraph 8.

     13. Use of Funds. All payroll withholding amounts pursuant to the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate payroll withholding amounts from its other assets.

     14. Reports. Statements of account shall be given to each Participant as soon as administratively feasible after each Exercise Date. The statements shall set forth the Participant's payroll withholding amounts throughout the Offering Period, the Option Price, the number of shares of Common Stock purchased and the cash balance, if any, in the Participant's Plan account.

     15. Adjustments. Subject to any required action by the stockholders of the Company,

          (a) the number of shares of Common Stock subject to each option granted pursuant to the Plan that has not been exercised,

          (b) the number of shares of Common Stock that has been authorized for issuance pursuant to the Plan but has not been placed under option (collectively, the "Reserves"), and

          (c) the Option Price of Common Stock subject to each option granted pursuant to the Plan that has not been exercised,

shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or similar capital adjustment, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, provided that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board whose determination shall be final, binding and conclusive for all purposes. Except as expressly provided in the Plan, no issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of the shares of Common Stock subject to an option granted pursuant to the Plan.

     16. Effects of Certain Changes. In the event of the dissolution or liquidation of the Company, the Offering Period shall terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event that the Company enters into an agreement to merge into, consolidate with or otherwise transfer all or substantially all of its assets to another corporation or a Change in Control or threatened Change in Control (as determined by the Committee in its sole discretion) occurs, each option under the Plan shall be assumed, or an equivalent option shall be substituted by, the surviving, resulting or acquiring corporation or a parent or subsidiary of such corporation unless the Board determines, in its sole discretion and in lieu of such assumption or substitution:

          (a) to cancel each option and refund to each Participant the payroll withholding amounts received with respect to the canceled options, or

          (b) to give each Participant the right to exercise the option as to all of the optioned shares of Common Stock, including shares of Common Stock as to which the option would not otherwise be exercisable.

     For purposes of this paragraph 16, "Change in Control" means one or more of the following events:

          (i) Any person within the meaning of Section 13(d) and 14(d) of the Exchange Act, other than the Company (including its Subsidiaries, directors or executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of the Company's then outstanding Common Stock or equivalent in voting power of any class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors ("voting securities"); or

          (ii) Shares representing 50% or more of the combined voting power of the Company's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its Subsidiaries or affiliates); or

          (iii) As a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or of any successor to the Company; or

          (iv) Following the effective date of the Plan, the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (A) any party to such merger or consolidation, or (B) any affiliates of any such party; or

          (v) The Company transfers more than 50% of its assets, or the last of a series of transfers results in the transfer of more than 50% of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subparagraph (v), the determination of what constitutes 50% of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a change of control if 50% of the Company's assets were transferred in connection with such events, in its sole discretion.

     If the Board makes an option fully exercisable upon the happening of one of the events described in this paragraph 16, the Board shall notify each Participant that the option shall be fully exercisable for a period of at least 30 days from the date of such notice, and the option shall terminate upon the expiration of such period.

     The Board, in its sole discretion, also may adjust the Reserves as well as the Option Price of the Common Stock subject to each outstanding option if the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of Common Stock or consolidates with or merges into any other corporation.

     17. Amendment or Termination. The Board may at any time terminate, suspend or amend the entire Plan or any provision of the Plan. Except as provided in paragraph 16, no such termination shall affect options previously granted, nor may an amendment make any change in any option previously granted that adversely affects the rights of any Participant, nor may an amendment be made without prior approval of the Company's stockholders if such amendment would:

          (a) materially increase the number of shares of Common Stock that may be issued pursuant to the Plan; or

          (b) change the designation or class of employees eligible for participation in the Plan;

provided that prior approval of the Company's stockholders with respect to the foregoing shall be required only to the extent required by any statutory law, regulation or stock exchange rule.

     18. Notices. All notices or other communications by a Participant to the Committee under or in connection with the Plan shall be deemed to have been given when received in the form specified by the Committee to the location, or by the person, designated by the Committee for the receipt thereof.

     19. Stockholder Approval. The Plan shall be subject to approval of the Company's stockholders within 12 months before or after the Effective Date of the Plan.

     20. Employment Rights. Participation in the Plan shall not impose any obligations upon the Company to continue the employment of a Participant for any specific period of time and shall not affect the right of the Company to terminate such person's employment at any time, with or without cause.

     21. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with laws of the State of Delaware (without giving effect to conflicts of laws principles) and applicable Federal law.

     22. Conditions Upon Issuance of Common Stock. Common Stock shall not be issued with respect to an option unless the exercise of the option and the issuance and delivery of the Common Stock complies with all applicable provisions of law, domestic or foreign, including without limitation the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under such laws, the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be subject to the approval of counsel to the Company with respect to such legal compliance.

     As a condition to the exercise of an option, the Company may require the person exercising the option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment without any present intention to sell or distribute the Common Stock if, in the opinion of counsel to the Company, such a representation is required by applicable law.

     23. Effective Date. The Plan shall be effective on the Effective Date subject to the approval of the Plan by the Company's stockholders.

                           MOBILITY ELECTRONICS, INC.


1. [ ] FOR the election as director of all nominees listed below (except as marked to the contrary below).

   [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below.

         Nominees:  Larry M. Carr and Jerre L. Stead.

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve amendments to the Amended and Restated 1996 Long Term Incentive Plan.

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

3.       Proposal to approve and adopt the 2001 Employee Stock Purchase Plan.

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

4. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.



                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001



         Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         DATED:                   , 2001
                ------------------


------------------------------------------------------------
   Signature of Stockholder


------------------------------------------------------------
   Signature if held jointly


Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                                                  Proxy Card for
                                                            Common Stock Holders


                           MOBILITY ELECTRONICS, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the Monterra Conference Center, 16601 N. Pima Road, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 23, 2001, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Richard W. Winterich, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Common Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO APPROVE AMENDMENTS TO THE AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN, AND FOR THE PROPOSAL TO ADOPT THE 2001 EMPLOYEE STOCK PURCHASE PLAN AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                           MOBILITY ELECTRONICS, INC.




1. [ ] FOR the election as director of all nominees listed below (except as marked to the contrary below).

   [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below.

         Nominees:  Larry M. Carr and Jerre L. Stead.

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve amendments to the Amended and Restated 1996 Long Term Incentive Plan.

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

3.       Proposal to approve and adopt the 2001 Employee Stock Purchase Plan.

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

4. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001


         Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


         DATED:                   , 2001
                ------------------


------------------------------------------------------------
   Signature of Stockholder


------------------------------------------------------------
   Signature if held jointly



Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                                                 Proxy Card for
                                                Series C Preferred Stock Holders



                           MOBILITY ELECTRONICS, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the Monterra Conference Center, 16601 N. Pima Road, Scottsdale, Arizona 85260 at 10:00 a.m. local time on May 23, 2001, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Richard W. Winterich, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Series C Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO APPROVE AMENDMENTS TO THE AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN, AND FOR THE PROPOSAL TO ADOPT THE 2001 EMPLOYEE STOCK PURCHASE PLAN AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)